SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 5, 2007

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in various press releases and Current Reports on Form 8-K, in October of 2005, Motive, Inc. (“Motive” or the “Company”) disclosed that it would restate certain of its 2005 financial statements. In November of 2005, the Audit Committee of Motive’s Board of Directors initiated, with the assistance of independent counsel and forensic accountants, a review of certain of the Company’s historical accounting practices and matters. In April of 2006, the Company disclosed that it’s financial restatement would include periods dating back to 2001 as a result of preliminary findings from the Audit Committee’s review. On July 30, 2007, the Company issued a press release announcing the dismissal of Ernst & Young as the Company’s independent registered public accountant and also announcing that the Audit Committee had accepted and approved a final report from its independent investigative team, thus concluding the review. The Company is currently in the process of engaging a new independent registered public accountant.

As a result of the completion of the Audit Committee’s independent review, the Company has been able to complete the following unaudited and unreviewed financial statements, and to include in such financial statements all adjustments arising out of the findings from the independent review, and certain other adjustments, deemed appropriate by management and the Company’s Audit Committee:

•	Financial statements (unaudited) for the year ended December 31, 2005, furnished herewith as Exhibit 99.2;

•	Financial statements (unaudited) for the year ended December 31, 2006, furnished herewith as Exhibit 99.3; and

•	Interim financial statements (unaudited and unreviewed) for the six months ended June 30, 2007, furnished herewith as Exhibit 99.4.

THE FOREGOING FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) AND INCLUDE THE EFFECT OF THE COMPANY’S RESTATEMENT OF ITS FINANCIAL INFORMATION FOR ALL PERIODS DATING BACK TO 2001 AND ALL ADJUSTMENTS DEEMED APPROPRIATE BY MANAGEMENT; HOWEVER, UNTIL SUCH FINANCIAL STATEMENTS HAVE BEEN AUDITED AND REVIEWED, AS APPLICABLE, BY MOTIVE’S YET-TO-BE ENGAGED INDEPENDENT REGISTERED PUBLIC ACCOUNTANT, THE COMPANY CAN GIVE NO DEFINITIVE ASSURANCE THAT ALL ADJUSTMENTS NECESSARY TO PRESENT ITS FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED AND PROPERLY REFLECTED IN SUCH FINANCIAL STATEMENTS. THEREFORE, ALL RESULTS REPORTED IN THE FINANCIAL STATEMENTS FURNISHED AS EXHIBITS 99.2, 99.3 AND 99.4 SHOULD BE CONSIDERED PRELIMINARY AND SUBJECT TO CHANGE UNTIL MOTIVE FILES ITS ANNUAL REPORTS ON FORM 10-K FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2006, AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE THREE MONTHS ENDED JUNE 30, 2007.

The Company is filing this Current Report on Form 8-K in order to make the foregoing unaudited and unreviewed financial statements publicly available to investors and others in light of the fact that the Company has previously announced that its previously filed financial statements dating back to 2001 should not be relied upon, and the fact that the Company is delinquent in the filing of its annual and quarterly reports on Forms 10-K and 10-Q, respectively, dating back to the third quarter of 2005.

The foregoing unaudited and unreviewed financial statements are accompanied by notes thereto that, in the case of the 2005 and 2006 annual financial statements, would typically accompany annual financial statements that have been audited by an independent registered public accountant, and, in the case of the June 30, 2007 financial statements, would typically accompany quarterly financial statements that have been reviewed by an independent registered public accountant. Each set of financial statements also is accompanied by a “Management’s Summary Discussion” of same that sets forth a textual discussion of certain amounts and trends between the various periods covered by such financial statements.

The Company plans to file its delinquent annual and quarterly reports, containing audited and reviewed financial statements, as applicable, with the Securities and Exchange Commission as soon as practicable after its engagement of a new independent registered public accountant and the completion of all required audits and reviews by such accountant. Because a new independent registered public accountant has yet to be engaged, and because the timing of both the engagement process and the subsequent audit and review process are outside the control of the Company, Motive cannot predict when it will be able to complete and file its delinquent periodic reports with the Securities and Exchange Commission.

As announced in a press release issued on August 29, 2007, going forward Motive intends to file unaudited and unreviewed financial statements for each quarter, pending retention of a qualified auditing firm and the completion of audited and reviewed, as applicable, financial statements.

Item 2.02.	Results of Operations and Financial Condition.

On September 5, 2007, Motive issued a press release announcing that it had filed with the Securities and Exchange Commission a Current Report on Form 8-K furnishing unaudited financial statements for the fiscal years ended December 31, 2005 and December 31, 2006, and unaudited and unreviewed financial statements for the six months ended June 30, 2007 (collectively, the “Unaudited Financial Statements”).

Copies of the press release and the Unaudited Financial Statements are furnished herewith as Exhibits 99.1, 99.2, 99.3 and 99.4 and not filed for purposes of the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release and Unaudited Financial Statements shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The Unaudited Financial Statements have been prepared in accordance with United States GAAP and include the effect of the Company’s restatement of its financial information for periods dating back to 2001 and all adjustments deemed appropriate by management; however, until the Unaudited Financial Statements have been audited and reviewed, as applicable, by the Company’s yet-to-be-engaged independent registered public accountant, Motive can give no definitive assurance that all adjustments necessary to present Motive’s financial information in accordance with GAAP have been identified and properly reflected in the Unaudited Financial Statements. Therefore, all results reported in the furnished Exhibits 99.2, 99.3 and 99.4 should be considered preliminary and subject to change until Motive files its annual reports on Form 10-K for the years ended December 31, 2005 and December 31, 2006 and its quarterly report on Form 10-Q for the three months ended June 30, 2007.

This Form 8-K contains certain forward looking statements, within the meaning of the federal securities laws, which are identified by the use of the words “believes”, “expects”, “anticipates”, “will”, “contemplates”, “would”, “should”, “may”, “estimate”, “intend”, “plan” and similar expressions that contemplate future events. These forward-looking statements are subject to risks and uncertainties that could cause our actual results or performance to differ materially from that indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, anticipated customer demand for our products and services, our ability to successfully migrate to a “pay-as-you-go” business model, our ability to charge and collect amounts due from our customers, our concentrated customer base and our dependency on a small number of relatively large orders, our ability to attract and retain customers, our mix of perpetual and term licenses, the effect of the timing of recognition of revenue from our licensed products, our typically long sales cycle, our strategic alliance and distribution arrangements, the adequacy of our liquidity and capital resources, our ability to control expenses, the rapid pace of technological change, the strength of competitive offerings from other providers, our ability to market our products in new geographic areas, the compatibility of our software with hardware and software platforms that are used by our customers and their subscribers now or in the future, our ability to attract and retain key personnel, the intensely competitive nature of the market for our products and services, our ability to timely engage a new independent registered public accounting firm, our ability to timely complete and file our delinquent SEC reports, the fact that our historical financial results are not audited or reviewed, as applicable, and are subject to change, the outcome of an ongoing SEC investigation, the outcome of pending securities and shareholder derivative litigation, and those additional risk factors and uncertainties discussed in our filings with the Securities Exchange Commissions, which are available at www.sec.gov. Statements included in this Form 8-K are based upon information known to us as of the date of this Form 8-K, and we assume no obligation to update any information contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1, 99.2, 99.3 and 99.4 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in the furnished press release and Unaudited Financial Statements shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

99.1	Press release dated September 5, 2007.

99.2	Unaudited financial statements for the fiscal year ended December 31, 2005, including notes thereto and “Management’s Summary Discussion” of same.

99.3	Unaudited financial statements for the fiscal year ended December 31, 2006, including notes thereto and “Management’s Summary Discussion” of same.

99.4	Unaudited and unreviewed financial statements for the six months ended June 30, 2007, including notes thereto and “Management’s Summary Discussion” of same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: September 5, 2007	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated September 5, 2007.

99.2	Unaudited financial statements for the fiscal year ended December 31, 2005, including notes thereto and “Management’s Summary Discussion” of same.

99.3	Unaudited financial statements for the fiscal year ended December 31, 2006, including notes thereto and “Management’s Summary Discussion” of same.

99.4	Unaudited and unreviewed financial statements for the six months ended June 30, 2007, including notes thereto and “Management’s Summary Discussion” of same.

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